UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  October 31, 2007

MORGAN STANLEY CAPITAL I  INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8     Other Events.

Item 8.01.     Other Events.

On November 30, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-15AR (the “MSM 2007-15AR Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-15AR (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20, Class 2-A-21, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-5, Class 5-A-6, Class 5-A-7, Class 5-A-8, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 6-A-6, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2, Class II-B-3 and Class A-R Certificates, (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of November 29, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated November 30, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining of the classes of Certificates, designated as Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class II-B-6, Class P-1 and Class P-2 Certificates (collectively the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of November 30, 2007 (the “Certificate Purchase Agreement”).

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC. (“MSMCH”) as seller pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”). The MSMCH Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans were acquired from Central Mortgage Company (“Central”) and are serviced by GMAC Mortgage, LLC (“GMACM”) pursuant to a certain First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “GMAC Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH, Central and the Trustee, and acknowledged by the Master Servicer (the “Central Assignment Agreement”).  The

Central Assignment Agreement is annexed hereto as Exhibit 99.5a and the GMAC Servicing Agreement is annexed hereto as Exhibit 99.9b.

Certain of the mortgage loans were acquired from Fifth Third Mortgage Company (“Fifth Third”) pursuant to a certain Second Amended and Restated Mortgage Loan Sale and Servicing Agreement (the “Fifth Third Sale and Servicing Agreement”), dated as of July 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Fifth Third, and acknowledged by the Master Servicer and the Trustee (the “Fifth Third Assignment Agreement”).  The Fifth Third Assignment Agreement is annexed hereto as Exhibit 99.6a and the Fifth Third Sale and Servicing Agreement is annexed hereto as Exhibit 99.6b.

Certain of the mortgage loans were acquired from Flagstar Capital Markets Corporation (“Flagstar”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2007 (the “Flagstar Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Flagstar, and acknowledged by the Trustee (the “Flagstar Assignment Agreement”).  The Flagstar Assignment Agreement is annexed hereto as Exhibit 99.7a and the Flagstar Purchase Agreement is annexed hereto as Exhibit 99.7b.

Certain of the mortgage loans were acquired from First National Bank of Nevada (“FNBN”) pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006 (the “FNBN Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and FNBN, and acknowledged by the Trustee (the “FNBN Assignment Agreement”).  The FNBN Assignment Agreement is annexed hereto as Exhibit 99.8a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by GMACM pursuant to the GMACM Servicing Agreement, as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH, GMACM and the Trustee, and acknowledged by the Master Servicer (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.9a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.9b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2005 (the “GreenPoint Servicing Released Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and GreenPoint, and acknowledged by the Trustee (the “GreenPoint Servicing Released Assignment Agreement”).  The GreenPoint Servicing Released Assignment Agreement is annexed hereto as Exhibit 99.10a and the GreenPoint Servicing Released Purchase Agreement is annexed hereto as Exhibit 99.10b.

Certain of the mortgage loans were acquired from GreenPoint pursuant to a certain Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2006

(the “GreenPoint Servicing Retained Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and GreenPoint, and acknowledged by the Master Servicer and the Trustee (the “GreenPoint Servicing Retained Assignment Agreement”). The GreenPoint Servicing Retained Assignment Agreement is annexed hereto as Exhibit 99.11a and the GreenPoint Servicing Retained Purchase Agreement is annexed hereto as Exhibit 99.11b.

Certain of the mortgage loans were acquired from IndyMac Bank, F.S.B. (“IndyMac”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006 (the “IndyMac Purchase Agreement”), and are serviced pursuant to a certain Servicing Agreement, dated as of September 1, 2006 (the “IndyMac Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH, IndyMac and the Trustee, and acknowledged by the Master Servicer (the “IndyMac Assignment Agreement”).  The IndyMac Assignment Agreement is annexed hereto as Exhibit 99.12a, the IndyMac Purchase Agreement is annexed hereto as Exhibit 99.12b and the IndyMac Servicing Agreement is annexed hereto as Exhibit 99.12c.

Certain of the mortgage loans were acquired from Morgan Stanley Credit Corporation (“MSCC”) pursuant to a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “MSCC Purchase Agreement”), and are serviced pursuant to a certain Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 (the “MSCC Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and MSCC, and acknowledged by the Master Servicer and the Trustee (the “MSCC Assignment Agreement”).  The MSCC Assignment Agreement is annexed hereto as Exhibit 99.13a, the MSCC Purchase Agreement is annexed hereto as Exhibit 99.13b and the MSCC Servicing Agreement is annexed hereto as Exhibit 99.13c.

Certain of the mortgage loans were acquired from National City Mortgage Co. (“NatCity”) pursuant to a certain Fourth Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of July 1, 2006 (the “NatCity Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and NatCity, and acknowledged by the Master Servicer and the Trustee (the “NatCity Assignment Agreement”).  The NatCity Assignment Agreement is annexed hereto as Exhibit 99.14a and the NatCity Purchase Agreement is annexed hereto as Exhibit 99.14b.

Certain of the mortgage loans were acquired from Quicken Loans, Inc. (“Quicken”) pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Servicing Agreement, dated as of June 1, 2006 (the “Quicken Purchase Agreement”).  The Quicken Purchase Agreement is annexed hereto as Exhibit 99.15.

Certain of the mortgage loans were acquired from Quicken pursuant to the Quicken Purchase Agreement, as amended by Amendment No. 1 to the Quicken Purchase Agreement dated as of December 1, 2006 (the “Quicken Amendment No. 1”). The Quicken Amendment No. 1 is annexed hereto as Exhibit 99.16.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by Saxon Mortgage Services, Inc. (“Saxon”) pursuant to a certain Servicing Agreement, dated as of July 1, 2007 (the “Saxon Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Saxon, and acknowledged by the Master Servicer and the Trustee (the “Saxon Assignment Agreement”).  The Saxon Assignment Agreement is annexed hereto as Exhibit 99.17a and the Saxon Servicing Agreement is annexed hereto as Exhibit 99.17b.

Certain of the mortgage loans were acquired from US Bank, National Association (“US Bank”) pursuant to a Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2007 (the “US Bank Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and US Bank, and acknowledged by the Master Servicer and the Trustee (the “US Bank Assignment Agreement”).  The US Bank Assignment Agreement is annexed hereto as Exhibit 99.18a and the US Bank Purchase Agreement is annexed hereto as Exhibit 99.18b.

Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation (“Wachovia”) pursuant to a certain First Amended and Restated Seller’s Purchase, Warranties and  Interim Servicing Agreement, dated as of June 1, 2006 (the “Wachovia Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Wachovia, and acknowledged by the Trustee (the “Wachovia Servicing Released Assignment Agreement”).  The Wachovia Servicing Released Assignment Agreement is annexed hereto as Exhibit 99.19a and the Wachovia Purchase Agreement is annexed hereto as Exhibit 99.19b.

Certain of the mortgage loans were acquired from Wachovia pursuant to the Wachovia Purchase Agreement, as amended by the Amended and Restated Regulation AB Compliance Addendum, dated as of April 17, 2006 (the “Wachovia Reg AB Addendum”) and by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Wachovia, and acknowledged by the Master Servicer and the Trustee (the “Wachovia Servicing Retained Assignment Agreement”).  The Wachovia Servicing Retained Assignment Agreement is annexed hereto as Exhibit 99.20a, the Wachovia Purchase Agreement is annexed hereto as Exhibit 99.19b and the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.20b.

Certain of the mortgage loans were acquired from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a certain Master Seller’s Warranties and Servicing Agreement dated as of April 1, 2006 (the “Wells Fargo Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Wells Fargo, and acknowledged by the Master Servicer and the Trustee (the “Wells Fargo Assignment Agreement”).  The Wells Fargo Assignment Agreement is annexed hereto as Exhibit 99.21a and the Wells Fargo Purchase Agreement is annexed hereto as Exhibit 99.21b.

Certain of the mortgage loans were acquired from Wells Fargo pursuant to the Wells Fargo Purchase Agreement, as amended by the Assignment, Assumption and Recognition Agreement dated as of November 1, 2007 among the Registrant, MSMCH and Wells Fargo, and acknowledged by the Master Servicer and the Trustee (the “Wells Fargo Servicing Retained Assignment Agreement”).  The Wells Fargo Servicing Retained Assignment Agreement is annexed hereto as Exhibit 99.22a and the Wells Fargo Purchase Agreement is annexed hereto as Exhibit 99.21b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9   Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:                                                                                                Page:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of November 29, 2007, between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated November 30, 2007.

Exhibit 99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of November 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

Exhibit 99.5a
Central Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Central Mortgage Company, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.6a
Fifth Third Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Fifth Third Mortgage Company, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.6b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006 between Fifth Third Mortgage Company and Morgan Stanley Capital I Inc.

Exhibit 99.7a
Flagstar Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Flagstar Capital Markets Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.7b	Flagstar Purchase Agreement, dated as of February 1, 2007 between Flagstar Capital Markets Corporation and Morgan Stanley Capital I Inc.

Exhibit 99.8a
FNBN Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.8b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.

Exhibit 99.9a
GMAC Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.9b	GMAC Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.10a
GreenPoint Servicing Released Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and GreenPoint Mortgage Funding, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.10b	GreenPoint Servicing Released Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.11a	GreenPoint Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital

Holdings LLC and GreenPoint Mortgage Funding, Inc., and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.11b	GreenPoint Servicing Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.12a
IndyMac Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.12b	IndyMac Purchase Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.12c	IndyMac Servicing Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.13a
MSCC Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley Credit Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.13b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.13c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.14a
NatCity Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and National City Mortgage Co., and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.14b	NatCity Purchase Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and National City Mortgage Co.

Exhibit 99.15	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.16	Quicken Amendment No. 1, dated as of December 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.17a
Saxon Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Saxon Mortgage Services, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.17b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.

Exhibit 99.18a
US Bank Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and US Bank, National Association, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.18b	US Bank Purchase Agreement, dated as of June 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.

Exhibit 99.19a
Wachovia Servicing Released Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.19b	Wachovia Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation.

Exhibit 99.20a
Wachovia Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.20b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation.

Exhibit 99.21a
Wells Fargo Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.21b	Wells Fargo Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association.

Exhibit 99.22a
Wells Fargo Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   December 17, 2007

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of November 29, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated November 30, 2007.	E
99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of November 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.	E
99.5a
Central Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Central Mortgage Company, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and securities administrator.

E
99.6a
Fifth Third Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Fifth Third Mortgage Company, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

E
99.6b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006 between Fifth Third Mortgage Company and Morgan Stanley Capital I Inc.	E
99.7a
Flagstar Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Flagstar Capital Markets Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

E
99.7b	Flagstar Purchase Agreement, dated as of February 1, 2007 between Flagstar Capital Markets Corporation and Morgan Stanley Capital I Inc.	E
99.8a
FNBN Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.8b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.	E
99.9a
GMAC Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.9b	GMAC Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.10a
GreenPoint Released Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and GreenPoint Mortgage Funding, Inc., and acknowledged by LaSalle Bank National Association, as trustee.

E
99.10b	GreenPoint Released Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.	E
99.11a
GreenPoint Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and GreenPoint Mortgage Funding, Inc. and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

E
99.11b	GreenPoint Servicing Retained Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.	E
99.12a
IndyMac Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.12b	IndyMac Purchase Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.	E
99.12c	IndyMac Servicing Agreement, dated as of September 1, 2006, between Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.	E
99.13a
MSCC Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Morgan Stanley Credit Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.13b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.13c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.14a
NatCity Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and National City Mortgage Co., and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.14b	NatCity Purchase Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and National City Mortgage Co.	E
99.15	Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.	E
99.16	Quicken Amendment No. 1, dated as of December 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.	E
99.17a
Saxon Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Saxon Mortgage Services, Inc., and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.17b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.	E
99.18a
US Bank Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and US Bank, National Association, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.18b	US Bank Purchase Agreement, dated as of June 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.	E
99.19a
Wachovia Servicing Released Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.19b	Wachovia Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation.	E
99.20a
Wachovia Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

E
99.20b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wachovia Mortgage Corporation.	E
99.21a
Wells Fargo Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

E
99.21b	Wells Fargo Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association.	E
99.22a
Wells Fargo Servicing Retained Assignment Agreement, dated as of November 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Bank, National Association, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

E